UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

U.S. CONCRETE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main St

Euless, Texas 76039

(Address of principal executive offices, including zip code)

(817) 835-4105

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	USCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 6, 2021, U.S. Concrete, Inc., a Delaware corporation (“U.S. Concrete” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vulcan Materials Company, a New Jersey corporation (“Vulcan”) and Grizzly Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Vulcan (“Grizzly Merger Sub”) pursuant to which Grizzly Merger Sub will merge with and into U.S. Concrete (the “Merger”), with U.S. Concrete surviving the Merger and becoming a wholly-owned subsidiary of Vulcan. On July 1, 2021, U.S. Concrete filed with the U.S. Securities and Exchange Commission (“SEC”) its preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) and on July 13, 2021, U.S. Concrete filed with the SEC its definitive proxy statement on Schedule 14A relating to the special meeting of stockholders of the Company scheduled to be held on August 16, 2021 (the “Definitive Proxy Statement”) to, among other things, vote on a proposal to adopt and approve the Merger Agreement.

With this filing, the Company is hereby supplementing its disclosure in the Definitive Proxy Statement in connection with litigation brought by certain purported stockholders of the Company, which is described below.

Stockholder Litigation

Since the initial filing of the Preliminary Proxy Statement on Schedule 14A, eleven actions (collectively, the “U.S. Concrete Stockholder Actions”) have been filed in federal courts in Delaware, New Jersey, New York, and Pennsylvania by purported stockholders of the Company in connection with the transactions contemplated by the Merger Agreement: Stein v. U.S. Concrete, Inc., et al. (S.D.N.Y. July 2, 2021); Waterman v. U.S. Concrete, Inc., et al. (S.D.N.Y. July 8, 2021); Clark v. U.S. Concrete, Inc., et al. (D. Del July 9, 2021) (the “Clark Action”); Harris v. U.S. Concrete, Inc., et al. (S.D.N.Y. July 13, 2021); Siddall v. U.S. Concrete, Inc., et al. (D.N.J. July 13, 2021); Whitfield v. U.S. Concrete, Inc., et al (E.D. Pa. July 13, 2021); Murphy v. U.S. Concrete, Inc., et al. (S.D.N.Y. July 14, 2021); Kent v. U.S. Concrete, Inc., et al. (D.N.J. July 27, 2021) (the “Kent Action”); Wilhelm v. U.S. Concrete, Inc., et al. (D. Del July 28, 2021) (the “Wilhelm Action”); Brave v. U.S. Concrete, Inc., et al. (D.N.J. July 30, 2021) (the “Brave Action”) and Beauregard v. U.S. Concrete, Inc., et al. (S.D.N.Y. July 30, 2021) (the “Beauregard Action”). Each of the U.S. Concrete Stockholder Actions names the Company and its directors as defendants, and the Clark Action names former Company director William J. Sandbrook as an additional defendant. Each of the U.S. Concrete Stockholder Actions alleges, among other things, that the Preliminary Proxy Statement, or, in the case of the Kent Action, Wilhelm Action, Brave Action and Beauregard Action, the Definitive Proxy Statement, on Schedule 14A is false and misleading and/or omits material information relating to the Company’s financial forecasts and financial analyses conducted by the Company’s financial advisors. Certain of the U.S. Concrete Stockholder Actions further allege that the defendants violated federal securities laws by failing to disclose certain information in the Definitive Proxy Statement relating to the sales process and alleged conflicts of interests for management, financial projections for the Company provided to the Company’s financial advisors, and the data and inputs underlying the financial valuation analyses that support the fairness opinions of the Company’s financial advisors. The Clark Action further alleges that the Company’s directors breached their fiduciary duties by entering into the Merger Agreement through an unfair process and for inadequate consideration. The plaintiffs in the U.S. Concrete Stockholder Actions, among other things, seek to enjoin the transactions contemplated by the Merger Agreement, an award of attorneys’ fees and expenses and, in certain instances, damages in an unspecified amount.

While the Company believes that the disclosures set forth in the Preliminary Proxy Statement and in the Definitive Proxy Statement comply fully with all applicable law and denies the allegations in the pending actions described above, in order to moot the plaintiffs’ disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its stockholders, the Company has determined voluntarily to supplement certain disclosures in the Definitive Proxy Statement related to the plaintiffs’ claims with the supplemental disclosures set forth below (the “Supplemental Disclosures”). These Supplemental Disclosures should be read in conjunction with the rest of the Definitive Proxy Statement, which is available at the SEC’s website, www.sec.gov, or from the Company’s website at https://www.us-concrete.com and which we urge you to read in its entirety. Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company and the other named defendants specifically deny all allegations in the complaints, including the allegations that any additional disclosure was or is required or material.

To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All references to sections and subsections herein are references to the corresponding sections or subsections in the Definitive Proxy Statement, all page references are to pages in the Definitive Proxy Statement, and terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

1.

The disclosure under the heading “The Merger – Background of the Merger” is hereby amended by adding the below sentence to the fourth paragraph on page 22 of the Definitive Proxy Statement under such heading:

As of May 7, 2020, BNP Paribas had not been engaged by the Strategic Review Committee and had not yet been engaged by the Company in connection with a potential business combination transaction.

2.	The disclosure under the heading “The Merger – Background of the Merger” is hereby amended by adding the below sentence to the fourth full paragraph on page 23 of the Definitive Proxy Statement:

The Company did not enter into a separate confidentiality agreement with Party A.

3.	The disclosure under the heading “The Merger – Background of the Merger” is hereby amended by adding the below sentence to the seventh full paragraph on page 23 of the Definitive Proxy Statement:

The Company was not party to a confidentiality agreement with Party B.

4.

The disclosure under the heading “The Merger - Opinion of the Financial Advisors to the Company - Opinion of Evercore Group L.L.C. - Summary of Evercore’s Financial Analyses - Selected Public Company Trading Analysis” is hereby amended by deleting the disclosure (including the tables) under this heading before the paragraph that begins “Based on the multiples it derived for the selected companies…” on pages 33 to 34 of the Definitive Proxy Statement, and replacing it with the paragraphs and the tables below:

Evercore reviewed and compared certain financial information of the Company to corresponding financial multiples and ratios for selected publicly traded companies in the heavyside construction materials industry (the “selected companies”).

For each of the selected companies, Evercore calculated enterprise value, or “EV” (defined as equity market capitalization plus total debt (including, as applicable, pension and other post-employment benefits liabilities), plus preferred equity and minority interest, less cash and cash equivalents) as a multiple of estimated calendar year 2021 and 2022 earnings before interest, taxes, depreciation and amortization (including, as applicable, adjustments for certain non-recurring items) (for purposes of this section, “Adjusted EBITDA”), which we refer to as “2021E Adjusted EBITDA” and “2022E Adjusted EBITDA”, respectively, in each case based on closing share prices as of June 4, 2021. Estimated financial data of the selected companies were based on publicly available research analysts’ estimates.

The selected companies and the results of these analyses were as follows:

Selected Public Companies
Company	Financial Metric
	EV / 2021E Adjusted EBITDA	EV / 2022E Adjusted EBITDA
Cemex, S.A.B. de C.V.	7.7x	7.4x
CRH plc	9.9x	9.4x
Eagle Materials Inc.	11.6x	10.7x
HeidelbergCement AG	6.0x	5.9x
LafargeHolcim Ltd.	7.6x	7.1x
Martin Marietta Materials, Inc.	16.4x	15.2x
Summit Materials, Inc.	11.1x	10.5x
Vulcan Materials Company	18.2x	16.7x

Financial Metric	Low	High	Median
EV / 2021E Adjusted EBITDA	6.0x	18.2x	10.5x
EV / 2022E Adjusted EBITDA	5.9x	16.7x	9.9x

5.

The disclosure under the heading “The Merger - Opinion of the Financial Advisors to the Company - Opinion of Evercore Group L.L.C. - Summary of Evercore’s Financial Analyses - Selected Transactions Analysis” is hereby amended by deleting the disclosure (including the tables) under this heading before the paragraph that begins “Based on the multiples it derived from the selected transactions…” on pages 34 to 36 of the Definitive Proxy Statement, and replacing it with the paragraphs and the tables below:

Evercore reviewed, to the extent publicly available, financial information related to selected transactions involving publicly-traded target companies in the heavyside construction materials industry announced since 2012 (the “selected transactions”).

For each selected transaction, Evercore utilized the publicly available information on transaction value or otherwise calculated the implied enterprise value (defined as the target company’s implied equity value based on the consideration paid in the applicable transaction plus total debt, plus preferred equity and minority interest, less cash and cash equivalents) as a multiple of last twelve-month Adjusted EBITDA for the target company at the time of the announcement of the applicable transaction (or in some cases where last twelve-month financial information was not publicly available, as a multiple of other publicly available Adjusted EBITDA). Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction.

The selected transactions and the results of this analysis was as follows:

Selected Transactions
Date Announced	Target	Acquiror	EV / Adjusted EBITDA
Aggregates

May 2021	Lehigh Hanson, Inc. (U.S. West Region)	Martin Marietta Materials, Inc.	12.1x*

May 2021	Tiller Corporation	Martin Marietta Materials, Inc.	8.5x*

March 2021	StonePoint Ultimate Holding LLC	Arcosa, Inc.	12.9x

February 2020	Coram Materials Corp.	U.S. Concrete, Inc.	9.1x

September 2017	Polaris Materials Corporation	U.S. Concrete, Inc.	56.1x

June 2017	Bluegrass Materials Company	Martin Marietta Materials, Inc.	13.5x*

May 2017	Aggregates USA LLC	Vulcan Materials Company	N.A.

April 2017	Cemex S.A.B. de C.V. (Pacific Northwest U.S. Materials)	HeidelbergCement AG (Cadman Materials, Inc.)	N.A.

February 2016	Boxley Materials Company	Summit Materials, Inc.	N.A.

January 2014	Texas Industries, Inc.	Martin Marietta Materials, Inc.	18.6x

January 2014	Lafarge S.A. (North American Quarries)	Bluegrass Materials Company	N.A.

Downstream and Other

May 2021	Cementos Argos S.A. (Ready Mix Concrete Plants in Dallas, Texas)	Smyrna Ready Mix Concrete	10.0x*

November 2015	Hope Construction Materials	Breedon Group	9.1x

February 2015	Lafarge S.A. & Holcim Ltd (Assets)	CRH plc	8.7x

August 2015	Cemex S.A. (Austria & Hungary Operations)	Rohrdorfer Group	N.A.

March 2014	AMCOL International Corporation	Minerals Technologies, Inc.	11.7x

April 2014	Lafarge S.A.	Holcim Ltd.	8.6x

October 2012	Bode Concrete LLC & Bode Gravel Co.	U.S. Concrete, Inc.	10.7x

March 2012	Norris Asphalt Paving Company	Summit Materials, Inc.	N.A.

Note: “*” means EV/Adjusted EBITDA multiple calculated by dividing the publicly available transaction value or publicly available estimated transaction value by the average of publicly available Adjusted EBITDA estimates for the target company prepared and published by equity research analysts.

Financial Metric	Low	High	Median	Mean
Aggregates
EV / Adjusted EBITDA	8.5x	18.6x	12.9x	12.4x
Downstream and Other
EV / Adjusted EBITDA	8.6x	11.7x	9.5x	9.8x
Overall
EV / Adjusted EBITDA	8.5x	18.6x	10.7x	11.1x

Note: The multiple from the Polaris Materials / U.S. Concrete transaction was excluded from the calculation of the mean and high statistics because the figure was greater than 25.0x and considered not meaningful. Low, high, median and mean statistics excluded multiples from the following transactions because such figures were not available: Aggregates USA LLC / Vulcan Materials Company, Cemex S.A.B. de C.V. (Pacific Northwest U.S. Materials) / HeidelbergCement AG, Boxley Materials Company / Summit Materials, Inc., Lafarge S.A. (North American Quarries) / Bluegrass Materials Company, Cemex S.A. (Austria & Hungary Operations) / Rohrdorfer Group and Norris Asphalt Paving Company / Summit Materials, Inc.

6.

The disclosure under the heading “The Merger - Opinion of the Financial Advisors to the Company - Opinion of BNP Paribas Securities Corp. - Comparable Trading Multiples” is hereby amended by deleting the paragraph (including the table) under this heading that begins “The following table represents the results of this …” on page 44 of the Definitive Proxy Statement, and replacing it with the paragraph and the tables below:

The following table represents the results of this analysis of the 2021E EV/EBITDA and 2022E EV/EBITDA multiples as of June 4, 2021 of the above-identified comparable publicly traded companies:

	2021E EV/ EBITDA	2022E EV/ EBITDA
Vulcan Materials Company	18.0x	16.3x
Martin Marietta Materials	15.7x	14.2x
Summit Materials	11.5x	10.8x
Eagle Materials	11.4x	10.4x

	2021E EV/ EBITDA	2022E EV/ EBITDA
High	18.0x	16.3x
Low	11.4x	10.4x

7.

The disclosure under the heading “The Merger - Opinion of the Financial Advisors to the Company - Opinion of BNP Paribas Securities Corp. - Comparable Trading Multiples” is hereby amended by deleting the paragraph under this heading that begins “Based upon these judgments…” on page 44 of the Definitive Proxy Statement, and replacing it with the paragraph below:

Based upon these judgments and its professional judgment and expertise, BNP Paribas selected a reference range of multiples of 8.5x to 10.5x and applied such range to the Company’s 2021E EBITDA based on the Company forecasts and a reference range of multiples of 7.5x to 9.5x and applied such range to the Company’s 2022E EBITDA based on the Company forecasts, to calculate the Company’s equity value per share.

8.

The disclosure under the heading “The Merger - Opinion of the Financial Advisors to the Company - Opinion of BNP Paribas Securities Corp. - Precedent Transactions Multiples” is hereby amended by deleting the table under the first paragraph under this heading that begins “BNP Paribas performed a comparable transaction analysis,…” on page 45 of the Definitive Proxy Statement, and replacing it with the tables below:

Integrated
Announcement Date	Acquiror	Target	EV/LTM EBITDA
May 2021	Martin Marietta Materials	Lehigh Hanson (West)	11.8x(1)
May 2021	Martin Marietta Materials	Tiller Corporation	8.5x
February 2016	Summit Materials	Boxley Materials	8.5x
December 2014	Lone Star	Hanson Building Products	9.6x
January 2014	Martin Marietta Materials	Texas Industries	18.6x
October 2012	U.S. Concrete	Bode Concrete and Gravel	10.7x

(1)	Purchase price net of net present value of tax assets.

Aggregates
Announcement Date	Acquiror	Target	EV/LTM EBITDA
March 2021	Arcosa	Stonepoint	13.4x
February 2020	U.S. Concrete	Coram	9.1x
September 2017	U.S. Concrete	Polaris	56.1x
June 2017	Martin Marietta Materials	Bluegrass Materials	13.3x
July 2010	Bluegrass Materials	CEMEX	*
February 2010	SPO Partners	Ready Mix USA (Quarries Assets)	*

*	Deal terms not publicly disclosed.

Ready Mix Concrete
Announcement Date	Acquiror	Target	EV/LTM EBITDA
May 2021	SRM	Argos Dallas	10.6x
August 2007	Boral	Schwarz Readymix	5.4x
March 2007	Titan	S&W Ready Mix	4.9x
October 2005	Argos	Southern Concrete	7.2x

9.

The disclosure under the heading “The Merger - Opinion of the Financial Advisors to the Company - Opinion of BNP Paribas Securities Corp. – Precedent Transactions Multiples” is hereby amended by deleting the last paragraph on page 45 of the Definitive Proxy Statement under this heading that begins “BNP Paribas then made qualitative judgments …” and replacing it with the paragraph:

BNP Paribas then made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of the Company and the companies involved in the selected transactions, as well as other factors, in order to provide a context in which to consider the results of the quantitative analysis set forth in the above table. Such qualitative judgments included consideration of (among other factors) the differing sizes, end market exposures, relative product mixes, growth prospects, profitability levels and degrees of operational and financial risk between the Company and the companies included in the selected company analysis. Based upon these judgments, and its professional judgment and expertise, BNP Paribas selected a reference range of multiples of 8.5x-10.5x and applied such range to the Company’s LTM EBITDA as of March 30, 2021 to calculate a range of implied equity values per share for the Company.

10.

The disclosure under the heading “The Merger - Opinion of the Financial Advisors to the Company - Opinion of BNP Paribas Securities Corp. – Other Information” is hereby amended by deleting the last sentence of the paragraph that begins “During the two years preceding the date of its opinion…” on page 47 of the Definitive Proxy Statement, and replacing it with the sentence below (the new text in the Supplemental Disclosures is in boldface and underlined to highlight the supplemental information being disclosed):

During the two years preceding the date of its opinion, BNP Paribas has not been engaged by Vulcan as a financial advisor or to provide other services to Vulcan, and BNP Paribas has not received any compensation from Vulcan during such period.

11.

The disclosure under the heading “The Merger—Certain Company Forecasts” is hereby amended and supplemented by including the text and the tables below (and with respect to the tables, exactly as the tables appear below) on page 49 of the Definitive Proxy Statement prior to the “Financing of the Merger” heading:

The following is a summary of the Company forecasts prepared by Company management and provided to the Company Board and its advisors (amounts may reflect rounding):

	Calendar Year Ending December 31
($ in mm)	2021E(1)	2022E	2023E	2024E	2025E
Ready-Mix Revenue	$1,144	$1,279	$1,358	$1,429	$1,487
Aggregates Net Revenue (excluding freight)	172	184	228	243	251
Other Revenue	53	60	60	59	59

Total Revenue	$1,369	$1,523	$1,646	$1,731	$1,797
Costs of Goods Sold	$1,060	$1,178	$1,263	$1,321	$1,373
Selling, General, Administrative and Other Expenses	$110	$117	$122	$126	$130

Adjusted EBITDA(2)	$200	$228	$261	$284	$295

(1)	2021E Revenue and Adjusted EBITDA figures for the Company include the impact of cement shortages in the Central region, per Company management.

(2)

Adjusted EBITDA represents net income (loss), excluding the impact of income taxes, depreciation, depletion and amortization, net interest expense and certain other non-cash, non-recurring and/or unusual, non-operating items including, but not limited to: non-cash stock compensation expense, non-cash change in value of contingent consideration, acquisition-related costs, officer transition expenses, purchase accounting adjustments for inventory, and restructuring costs.

Note:

Unlevered free cash flows for the Company were calculated by the Company’s financial advisors, based on the Company forecasts, and approved by Company management for use by the Company’s financial advisors for purposes of their respective opinions and financial analyses.

Evercore calculated the estimated unlevered free cash flows for the Company, based on information provided by Company management, as set forth in the table below. Figures for the unlevered free cash flows calculated by Evercore took into account certain domestic and foreign deferred tax liabilities of the Company, as provided by Company management.

	Calendar Year Ending December 31
($ in mm)	2021E(1)	2022E	2023E	2024E	2025E
Adjusted EBITDA	$172	$228	$261	$284	$295
less taxes	27	36	43	49	58
less capital expenditures	50	67	73	77	80
less Black Bear expansion investment	—	41	—	—	—
less changes in net working capital	11	13	16	10	8
less changes in deferred tax liabilities	2	5	6	7	1
less contingent and deferred consideration in relation to certain acquisitions previously completed	9	2	0	—	—
less non-cash stock compensation expense	—	13	13	14	14

Unlevered Free Cash Flow	$74	$51	$108	$128	$134

(1)	Second through fourth quarters of 2021.

BNP Paribas calculated the estimated unlevered free cash flows for the Company, based on information provided by Company management, as set forth in the table below.

	Calendar Year Ending December 31
($ in mm)	2021E		2022E	2023E	2024E	2025E
Adjusted EBITDA	$200		$228	$261	$284	$295
less taxes	30		36	43	49	58
less capital expenditures	62		67	73	77	80
less Black Bear expansion investment	—		41	—	—	—
less changes in net working capital	6		13	16	10	8
less non-cash stock compensation expense	13		13	13	14	14

Unlevered Free Cash Flow	$90	(1)	$58	$115	$135	$135

(1)	BNP Paribas utilized an unlevered free cash flow of $45 million for the third and fourth quarters of 2021.

No Offer or Solicitation / Additional Information and Where To Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This communication is being made in connection with the proposed transaction between Vulcan and U.S. Concrete. In connection with the proposed transaction, U.S. Concrete filed, and may in the future file, certain relevant documents with the U.S. Securities and Exchange Commission (“SEC”), including the Definitive Proxy Statement on Schedule 14A which was mailed to U.S. Concrete stockholders in connection with U.S. Concrete’s submission of the transaction for the consideration by U.S. Concrete stockholders at a special meeting to be held on August 16, 2021. This communication is not intended to be, and is not, a substitute for the Definitive Proxy Statement or any other document that U.S. Concrete has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF U.S. CONCRETE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Definitive Proxy Statement and other relevant materials and any other documents filed or furnished by U.S. Concrete with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, copies of the Definitive Proxy Statement and other relevant materials and documents filed by U.S. Concrete with the SEC will also be available free of charge on U.S. Concrete’s website at www.us-concrete.com.

Participants in the Solicitation

U.S. Concrete and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from U.S. Concrete’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of U.S. Concrete stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement filed with the SEC on July 13, 2021, for the upcoming special meeting of the U.S. Concrete stockholders to be held on August 16, 2021. To the extent the holdings of U.S. Concrete’s securities by the U.S. Concrete directors and executive officers have changed since the amounts set forth in the Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge at the SEC’s website at www.sec.gov and on U.S. Concrete’s website at www.us-concrete.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction is included in the Definitive Proxy Statement U.S. Concrete filed with the SEC on July 13, 2021.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Vulcan and U.S. Concrete, including, but not limited to, statements about the benefits of the proposed transaction of Vulcan and U.S., including future financial and operating results, Vulcan’s or U.S. Concrete’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Vulcan’s or U.S. Concrete’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Vulcan’s and U.S. Concrete’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that U.S. Concrete’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Vulcan’s ability to obtain the expected financing to consummate the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the transaction on the market price of Vulcan’s or U.S. Concrete’s common stock; the possibility that, if Vulcan does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Vulcan’s common stock could decline; the risk of potential stockholder litigation associated with the possible transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of Vulcan, U.S. Concrete or the combined company; general economic conditions; and other risks and uncertainties affecting Vulcan and U.S. Concrete, including those described from time to time under the caption “Risk Factors” and elsewhere in Vulcan’s and U.S. Concrete’s SEC filings and reports, including Vulcan’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, U.S. Concrete’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, and future filings and reports by either company. Moreover, other risks and uncertainties of which Vulcan or U.S. Concrete are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Vulcan and U.S. Concrete caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Vulcan or U.S. Concrete on their respective websites or otherwise. Neither Vulcan nor U.S. Concrete undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

	By:	/s/ Gibson T. Dawson
Name: Gibson T. Dawson Title: Vice President, Corporate Controller and Chief Accounting Officer

Date: August 9, 2021